UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2022

ARKO Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39828	85-2784337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8565 Magellan Parkway Suite 400
Richmond, Virginia		23227-1150
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARKO	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by ARKO Corp., a Delaware corporation (“ARKO”), with the Securities and Exchange Commission on December 8, 2022 (the “Original Form 8-K”). The Original Form 8-K reported, among other matters, the completion of the Company’s acquisition (such acquisition and related transactions, the “Pride Acquisition”) of all of the issued and outstanding membership interests of Pride Convenience Holdings, LLC (“Pride”).

This Amendment amends the Original Form 8-K solely to include the consolidated financial statements of Pride and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. No other amendments are being made to the Original Form 8-K.

Except as set forth in this Amendment, the disclosure contained in the Original Form 8-K remains unchanged, and this Amendment should be read together with the Original Form 8-K, which provides a more complete description of the Pride Acquisition.

The pro forma financial statements included in this Amendment has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated balance sheet would have been had the Pride Acquisition and other adjustments been completed as of the dates indicated, nor is such information necessarily indicative of what the Company’s consolidated statement of operations or balance sheet will be for any future periods.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Pride Stores, LLC and Affiliates as of and for the year ended December 30, 2021 are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of Pride Convenience Holdings, LLC and Subsidiaries as of and for the nine months ended September 30, 2022 are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022 are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Accountants
99.1	Audited consolidated financial statements of Pride Stores, LLC and Affiliates as of and for the year ended December 30, 2021
99.2	Unaudited consolidated financial statements of Pride Convenience Holdings, LLC and Subsidiaries as of and for the nine months ended September 30, 2022
99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO Corp.

Date:	February 21, 2023	By:	/s/ Arie Kotler
		Name: Title:	Arie Kotler Chairman, President and Chief Executive Officer